MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
Unaudited
(In thousands, except per share data)

	Three Months Ended June 30,		Nine Months Ended June 30,

	2003	2002	2003	2002

Net revenue	$142,343	$120,483	$398,631	$367,164
Operating expenses:
Personnel expense	44,080	35,368	127,232	104,607
Medical supplies expense	37,722	28,591	98,286	82,972
Bad debt expense	6,448	5,095	16,585	17,721
Other operating expenses	32,537	28,173	95,360	81,893
Pre-opening expenses	1,854	1,969	7,049	4,112
Depreciation	10,734	8,734	30,121	26,385
Amortization	282	530	1,156	2,060
Loss (gain) on disposal of property, equipment and other assets	6	76	94	(992)

Total operating expenses	133,663	108,536	375,883	318,758

Income from operations	8,680	11,947	22,748	48,406
Other income (expenses):
Interest expense	(6,456)	(5,723)	(18,904)	(17,763)
Interest income	312	560	1,103	1,774
Other income, net	93	22	196	66
Equity in net earnings of unconsolidated affiliates	1,075	704	2,893	2,414

Total other expenses, net	(4,976)	(4,437)	(14,712)	(13,509)

Income before minority interest and income taxes	3,704	7,510	8,036	34,897
Minority interest share of earnings of consolidated subsidiaries	(2,288)	(1,255)	(4,990)	(9,220)

Income before income taxes	1,416	6,255	3,046	25,677
Income tax expense	(638)	(2,598)	(1,290)	(2,722)

Net income	$778	$3,657	$1,756	$22,955

Earnings per share, basic and diluted	$0.04	$0.20	$0.10	$1.27

Weighted average number of shares, basic	17,990	18,012	18,004	18,012
Dilutive effect of stock options	11	107	52	110

Weighted average number of shares, diluted	18,001	18,119	18,056	18,122

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)

	Three Months Ended June 30,			Nine Months Ended June 30,

	2003	2002	% Change	2003	2002	% Change

Statement of Operations Data:
Net revenue	$142,343	$120,483	18.1%	$398,631	$367,164	8.6%
Adjusted EBITDA (a)	$19,702	$21,287	(7.4)%	$54,119	$75,859	(28.7)%
Adjusted EBITDA, before pre-opening expenses (a)	$21,556	$23,256	(7.3)%	$61,168	$79,971	(23.5)%
Income from operations	$8,680	$11,947	(27.3)%	$22,748	$48,406	(53.0)%
Net income	$778	$3,657	(78.7)%	$1,756	$22,955	(92.4)%
Net income per share, diluted	$0.04	$0.20	(80.0)%	$0.10	$1.27	(92.1)%

(a)	See Supplemental Financial Disclosure — Reconciliation of Non-GAAP Financial Measures.

	Three Months Ended June 30,			Nine Months Ended June 30,

	2003	2002	% Change	2003	2002	% Change

Selected Operating Data (consolidated):
Number of hospitals	9	7		9	7
Licensed beds (a)	580	410		580	410
Staffed and available beds (b)	485	410		485	410
Admissions (c)	8,724	7,201	21.1%	23,817	22,132	7.6%
Adjusted admissions (d)	10,970	8,921	23.0%	29,607	26,664	11.0%
Patient days (e)	30,760	25,862	18.9%	86,137	83,278	3.4%
Average length of stay (days) (f)	3.53	3.59	(1.7)%	3.62	3.76	(3.7)%
Occupancy (g)	70.5%	70.1%	0.5%	65.1%	74.4%	(12.6)%
Inpatient Catheterization Procedures	4,621	4,075	13.4%	12,813	12,128	5.6%
Inpatient Surgical Procedures	2,310	1,851	24.8%	6,483	5,590	16.0%
Hospital Division revenue	$126,036	$103,513	21.8%	$347,537	$305,791	13.7%

	Three Months Ended June 30,			Nine Months Ended June 30,

	2003	2002	% Change	2003	2002	% Change

Selected Operating Data (same facility):
Number of hospitals	7	7		7	7
Licensed beds (a)	410	410		410	410
Staffed and available beds (b)	410	410		410	410
Admissions (c)	7,312	7,201	1.5%	20,919	22,132	(5.5)%
Adjusted admissions (d)	8,991	8,921	0.8%	25,617	26,664	(3.9)%
Patient days (e)	26,145	25,862	1.1%	76,061	83,278	(8.7)%
Average length of stay (days) (f)	3.58	3.59	(0.3)%	3.64	3.76	(3.2)%
Occupancy (g)	70.9%	70.1%	1.1%	68.0%	74.4%	(8.7)%
Inpatient Catheterization Procedures	4,299	4,075	5.5%	12,231	12,128	0.8%
Inpatient Surgical Procedures	1,985	1,851	7.2%	5,864	5,590	4.9%
Hospital Division revenue	$108,720	$103,513	5.0%	$312,545	$305,791	2.2%

(a)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use as of the end of the period.

(b)	Beds in service represent the number of beds that are readily available for patient use as of the end of the period.

(c)	Admissions represent the number of patients admitted for inpatient treatment

(d)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(e)	Patient days represent the total number of days of care provided to inpatients.

(f)	Average length of stay (days) represents the average number of days inpatients stay in our hospital.

(g)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

MEDCATH CORPORATION
Supplemental Financial Disclosure — Reconciliation of Non-GAAP Financial Measures
to GAAP Financial Measures

     The following table reconciles Adjusted EBITDA and Adjusted EBITDA, before pre-opening expenses with MedCath’s net income as derived directly from MedCath’s unaudited consolidated financial statements for the three months and nine months ended June 30, 2003 and 2002.

	Three Months Ended June 30,		Nine Months Ended June 30,

	2003	2002	2003	2002

	(in thousands)
Net income	$778	$3,657	$1,756	$22,955
Add:
Income tax expense	638	2,598	1,290	2,722
Minority interest share of earnings of consolidated subsidiaries	2,288	1,255	4,990	9,220
Equity in net earnings of unconsolidated affiliates	(1,075)	(704)	(2,893)	(2,414)
Other income, net	(93)	(22)	(196)	(66)
Interest income	(312)	(560)	(1,103)	(1,774)
Interest expense	6,456	5,723	18,904	17,763
Loss (gain) on disposal of property, equipment and other assets	6	76	94	(992)
Amortization	282	530	1,156	2,060
Depreciation	10,734	8,734	30,121	26,385

Adjusted EBITDA	$19,702	$21,287	$54,119	$75,859
Add:
Pre-opening expenses	1,854	1,969	7,049	4,112

Adjusted EBITDA, before pre-opening expenses	$21,556	$23,256	$61,168	$79,971